Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bluegate Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Manfred Sternberg, Chief Executive Officer of the Company, and Steven M. Plumb, the Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

The certification is given to the knowledge of the undersigned.

                                /s/ Manfred Sternberg
                           -------------------------------

                           Name:   Manfred Sternberg
                           Title:  Chief Executive Officer
                           Date:   March 31, 2006


                                /s/ Steven M. Plumb
                           -------------------------------
                           Name:   Steven M. Plumb
                           Title:  Chief Financial Officer
                           Date:   March 31, 2006